UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

On May 12, 2022, WestRock Company issued a press release announcing the release of its 2021 Sustainability Report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The 2021 Sustainability Report can be found at https://westrock.com/sustainability and is incorporated herein by reference.

The information in this Item 7.01, including the corresponding Exhibit 99.1 and the 2021 Sustainability Report, is being furnished with the U.S. Securities and Exchange Commission (SEC) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Form 8-K and the exhibits attached hereto and incorporated herein by reference contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. We caution readers that forward-looking statements are not a guarantee of future performance and that actual results could differ materially from those contained in forward-looking statements. Our businesses are subject to a number of general risks that would affect any such forward-looking statements. These risks are described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2021.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated May 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: May 12, 2022	By:	/s/ Steven B. Nickerson
Steven B. Nickerson
Vice-President, Associate General Counsel and Assistant Secretary